Exhibit 10.34

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Sections 3.1.12, 3.3.6, 5.2, 6.6, 6.7, 6.8, 6.9 and 13 of this Agreement. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

CONTRACT No. D0811373

Moscow	July 01, 2008

Open Joint Stock Company "Mobilnye TeleSistemy", represented by the Director of the Department for the development of products and services Roytberg Pavel Borisovitch, acting under the Power of attorney No. 0245/08 dated 28.02.2008, hereinafter referred to as the "CUSTOMER", on the one hand, and Limited liability company "RM-INVEST", hereinafter referred to as the "CONTRACTOR", represented by the General director Katsaev Tsakhay Khayrullaevitch acting under the Charter, on the other hand, jointly referred to as the "PARTIES", have concluded and signed the present Contract as follows:

1. DEFINITIONS

Hereinafter in the text the following terms will be used:

1.1.          "NETWORK" - set of functioning hardware and technical facilities of mobile communication of the CUSTOMER as well as of its subsidiaries within the regions of Russia, defined in the Protocol of commencement of provision of the Service, signed by the PARTIES in accordance with clause 2.4 of the present Agreement.

1.2.          "SUBSCRIBERS" - subscribers registered in the NETWORK.

1.3.          "REPORTING PERIOD" - calendar month of the year.

1.4.          "SERVICE NUMBERS" – telephone numbers of the NETWORK, allocated by the CUSTOMER to the CONTRACTOR in order to provide SERVICES for the SUBSCRIBERS.

1.5.          "SMS" (Short Message Service) – service through which the SUBSCRIBERS can receive and send short messages (SMS-messages), containing a maximum of 160 alphabetical and/or numerical Latin characters (including spaces) or 69 alphabetical and/or numerical non-Latin characters (including spaces).

1.6.          "SMS-CENTER" (SMS-С) – network equipment of the CUSTOMER that is responsible for the SMS functioning.

1.7.          "MMS" (Multimedia Message Service) – service through which the SUBSCRIBERS can send and receive multimedia messages (MMS-messages). Multimedia message can contain graphic, audio and text information with a total volume of not more than 100 Kilobytes.

1.8.          "MMS-CENTER" (MMS-C) - network equipment of the CUSTOMER that is responsible for the MMS functioning.

1.9.          "REQUEST" - SMS or MMS-message, voice call or other signal sent by the SUBSCRIBER to the SERVICE NUMBER from the cell phone of the SUBSCRIBER and containing the instruction of interaction with the SYSTEM or WAP-REQUEST.

1.10.         "SYSTEM" – hardware and software system of the CONTRACTOR used in order to technically support the provision of SERVICES to the SUBSCRIBERS that can perform access of the SUBSCRIBERS to the information resources in real-time via data link through cell phones of the SUBSCRIBERS.

1.11.         "SERVICE" – service of access OF THE SUBSCRIBERS to the SERVICE OF THE CONTRACTOR rendered to the SUBSCRIBERS by the CONTRACTOR.

1.12.         "SERVICE OF THE CONTRACTOR" – set of infotainment services, provided by the CONTRACTOR to the SUBSCRIBER independently or with the aid of third party after the provision of the SERVICE.

1.13.         "NOTIFICATION" – report of the CONTRACTOR about the reception of the REQUEST, sent to the SUBSCRIBER,

1.14.         "TOTAL TRAFFIC" – load caused by the flow of voice calls, messages and signals from the SUBSCRIBER to the SERVICE NUMBER, as well as from the equipment of the CONTRACTOR to the equipment of the CUSTOMER during the REPORTING PERIOD, expressed respectively in minutes, pieces and other units of measurement defined in relation to each type of REQUEST, with details on each single SERVICE NUMBER. The rounding of voice calls is made upward to a full minute, the length of the uncharged threshold for the SUBSCRIBERS is five (5) seconds.

1.15.         "UNPAID TRAFFIC" – the load that is unpaid by the SUBSCRIBERS created by the flow of voice calls, messages and signals from the SUBSCRIBERS to the SERVICE NUMBER, as well as from the equipment of the CONTRACTOR to the equipment of the CUSTOMER, except for the TECHNICAL messages, detected on the last day of the REPORTING PERIOD, expressed respectively in minutes, pieces and other units of measurement defined in relation to each type of REQUEST, with details on each single SERVICE NUMBER. The rounding of voice calls is made upward to a full minute, the length of the uncharged threshold for the SUBSCRIBERS is five (5) seconds.

1.16.         "LOAD PAID BY SUBSCRIBERS IN RESPECT OF THE TRAFFIC PREVIOUSLY UNPAID" - the load that is paid by the SUBSCRIBERS and created by the flow of voice calls, messages and signals from the SUBSCRIBERS to the SERVICE NUMBER, as well as from the equipment of the CONTRACTOR to the equipment of the CUSTOMER, except for the TECHNICAL messages for the periods preceding the REPORTING PERIOD, detected on the last day of the REPORTING PERIOD, expressed respectively in minutes, pieces and other units of measurement defined in relation to each type of REQUEST, with details on each single SERVICE NUMBER. The rounding of voice calls is made upward to a full minute, the length of the uncharged threshold for the SUBSCRIBERS is five (5) seconds.

1.17.         "PAID TRAFFIC" – TOTAL TRAFFIC, except for the TECHNICAL messages, net of the UNPAID TRAFFIC taking into account the LOAD PAID BY THE SUBSCRIBERS IN RESPECT OF THE TRAFFIC PREVIOUSLY UNPAID.

1.18.         "TECHNICAL SUPPORT" – set of actions made by the CUSTOMER in order to technically support the round-the-clock operation and maintenance of the SERVICE NUMBER.

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1.19.         "SUBSCRIBER FEE" – remuneration payable by the CONTRACTOR to the CUSTOMER on a monthly basis for the ongoing TECHNICAL SUPPORT.

1.20.         "CONNECTION FEE" - single payment payable by the CONTRACTOR to the CUSTOMER for the provision of the SERVICE NUMBER.

1.21.         "INITIAL CONNECTION FEE" - single payment payable by the CONTRACTOR to the CUSTOMER for the execution of organizational and technical works in order to connect the equipment of the CONTRACTOR to the equipment of the CUSTOMER and/or prepare the equipment of the CUSTOMER for the provision of the SERVICES.

1.22.         "FEE FOR TARIFICATION CHANGE" - single payment payable by the CONTRACTOR to the CUSTOMER for the execution of technical works in order to change the cost of access to the SERVICE for the SUBSCRIBER, indicated in the corresponding Supplementary Agreement.

1.23.         "FEE FOR ROUTING CHANGE" - single payment payable by the CONTRACTOR to the CUSTOMER for the execution of technical works in order to change the telephone number for traffic routing from the SERVICE NUMBER, in the corresponding Supplementary Agreement.

1.24.         "TECHNICAL messages" - uncharged SMS/MMS messages sent or received by the SUBSCRIBER when using the SERVICE, or interacting with the SYSTEM.

1.25.         "MSC" – network equipment of the CUSTOMER that is responsible for switching calls.

1.26.         "WAP" - protocol of access to the Internet from wireless devices: cell phones, handheld computers and other specialized devices.

1.27.         "WAP ADDRESS" - address on the Internet, accessible through WAP and used for the provision of the SERVICE.

1.28.         "WAP REQUEST" – request sent by the SUBSCRIBER to a particular WAP ADDRESS.

2.               SUBJECT OF THE CONTRACT

2.1.          In order to extract profits by the CUSTOMER from rendering of the communications services in the form of compensated provision to the SUBSCRIBERS of the access (direct link) to the SYSTEM, the CONTRACTOR in accordance with the terms of the present Contract for the remuneration paid by the CUSTOMER shall provide for the SUBSCRIBERS the SERVICES covered by the present Contract.

2.2.          The CUSTOMER shall conduct organizational and technical works in order to connect the equipment of the CONTRACTOR to the equipment of the CUSTOMER and/or prepare the equipment of the CUSTOMER for interaction with the SYSTEM, provide to the CONTRACTOR the SERVICE NUMBER and provide TECHNICAL SUPPORT, and the CONTRACTOR shall pay the INITIAL CONNECTION FEE, CONNECTION FEE and pay the SUBSCRIBER FEE on terms set forth in the present Contract and its Supplementary Agreements.

2.3.          The Supplementary Agreement is made by the PARTIES in respect to each new SERVICE NUMBER. The Supplementary Agreement must contain: cost of access to the SERVICE for the SUBSCRIBER, amount CONNECTION FEE and SUBSCRIBER FEE and also other conditions set forth in the present Contract.

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2.4.          The fact of commencement of provision of the SERVICES shall be confirmed by signing by the PARTIES of the "Protocol of commencement of provision of the Service" under the relevant Supplementary Agreement to the present Contract. The Protocol of commencement of provision of the Service also shall be signed by the PARTIES if it is necessary to change the territory of the provision of the SERVICES.

2.5.          The PARTIES agreed that as a result of the provision of the SERVICES under the present Contract, the SUBSCRIBERS get access to the SERVICE of the CONTRACTOR. The PARTIES confirm that the CUSTOMER is not responsible for the actions of the CONTRACTOR after the provision of the SERVICE at the provision of the SERVICES of the CONTRACTOR.

2.6.          The payment of remuneration to the CONTRACTOR with respect to each type of REQUEST shall be done according to the PAID TRAFFIC, identified on the basis of the certificate of the CUSTOMER in accordance with p.3.2.5. of the present Contract.

3.              OBLIGATIONS OF THE PARTIES

3.1.          THE CONTRACTOR hereby undertakes the following obligations:

3.1.1.       To ensure necessary number of channels for acceptance of the SUBSCRIBER’S REQUESTS and to increase the number of channels with increase in the number of the REQUESTS.

3.1.2.       To make timely settlements with the CUSTOMER in accordance with the procedure and on terms prescribed by clause 5 hereof and Addenda hereto.

3.1.3.       At its own expense, to prepare for launching and modernize equipment and software of the COMPLEX applied under rendering of the SERVICES and CONTRACTOR’S SERVICES TO THE SUBSCRIBERS.

3.1.4.       Preliminary (at least 15 calendar days in advance) to notify the CUSTOMER in writing on the necessity to increase the number of communication channels by the CUSTOMER due to the increase in the number of the REQUESTS to ensure timely and qualified rendering of the SERVICES.

3.1.5.       THE SERVICES and CONTRACTOR’S SERVICES shall be in compliance with requirements of the laws of the Russian Federation, by their content they shall comply with social*, moral and ethical principles (no statements which offend human dignity, encourage violence, race or national hatred, etc. are allowed).

3.1.6.       Within the framework of its advertising activities, to conduct actions on notification of the SUBSCRIBERS on the SERVICES and CONTRACTOR’S SERVICES.

3.1.7.       To render the SERVICES on terms which are guaranteed to the SUBSCRIBERS with respect to such SERVICES in the reference and advertising materials of the CONTRACTOR.

3.1.8.       To provide the CUSTOMER with models of its advertising materials for their approval, which indicate a reference to the CUSTOMER’S name, trade names and trade marks.

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3.1.9.       Under promotion of the SERVICES and CONTRACTOR’S SERVICES, to provide the SUBSCRIBERS with complete and reliable information on the fee and content of each SERVICE, as well as on the procedure and mode of rendering of each CONTRACTOR’S SERVICE.

3.1.10.      To notify the SUBSCRIBERS on the fee to be paid for the SERVICES specified in the Addenda hereto, in the greeting of the CONTRACTOR’S SERVICE.

3.1.11.      Timely, within 1 hour, to notify the CUSTOMER on the breakdown (kind of damage) of the COMPLEX.

3.1.12.      In case of any preventive or other measures, to notify the CUSTOMER on the fact and terms of conduction thereof at least 3 days before the start date of their conduction, by fax: [●]*; e-mail: [●]*; tel.: [●]*.

3.1.13.      Not to exceed the communications capacity of SMS-С, MMS-С indicated by the CUSTOMER, not to provide access to SMS-С, MMS-С to any third parties, not to apply SMS-С, MMS-С for purposes which are inconsistent with the subject hereof (SMS or MMS-messages may be sent as a reply to the SUBSCRIBER’S REQUEST or NOTIFICATIONS only) without written consent of the CUSTOMER.

3.1.14.      To provide the CUSTOMER with the description of the CONTRACTOR’S SERVICE at least 10 (ten) working days before the assumed date of launch of the CONTRACTOR’S SERVICE. In the event that the CONTRACTOR’S SERVICE rendered by the SERVICE NUMBER is amended the CONTRACTOR shall, at least 10 (ten) working days before the assumed date of such amendments, provide the CUSTOMER with a new description of the CONTRACTOR’S SERVICE. Within 5 (five) working days from the date of receipt of the abovementioned description from the CONTRACTOR the CUSTOMER shall agree on such description or send its motivated refusal. The CONTRACTOR may launch the CONTRACTOR’S SERVICE upon receipt of the respective written consent thereto from the CUSTOMER only.

3.1.15.      To maintain the REGISTER OF THE SUBSCRIBERS’ REQUESTS filed with the COMPLEX with respect to the SERVICES. Such register shall specify:

-                Subscriber’s number,

-                Date and time of the REQUEST,

-                Date and time of the outgoing SMS or MMS-message sent by the CONTRACTOR,

-                Remarks (other information or comments of the CONTRACTOR), if necessary,

-                Signature of a person authorized by the CONTRACTOR.

3.1.16.      To ensure the support service for the SUBSCRIBERS under application of the CONTRACTOR’S SERVICES, to indicate telephone of the support service in the advertising materials provided to the SUBSCRIBERS with respect to the SERVICES and CONTRACTOR’S SERVICES.

3.1.17.     To agree with the CUSTOMER on all texts of public offers published with mass media or otherwise to render the SERVICES to the SUBSCRIBERS and to render the CONTRACTOR’S SERVICES with the use of software which due to comprised algorithms may initiate automatic sending of SMS or MMS-REQUESTS to respective SERVICE NUMBERS. Besides, the abovementioned public offers shall specify: SERVICE NUMBER and cost of SMS or MMS-REQUESTS by such number; periodicity of sending of SMS or MMS-REQUESTS initiated by the program installed on the SUBSCRIBER’S terminal, and other algorithms of the program providing automatic interaction of a mobile telephone with the COMPLEX.

* Omitted pursuant to request for confidential treatment.

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3.1.18.     To provide the CUSTOMER with a detailed description of the CONTRACTOR’S SERVICES which provide automatic interaction of a mobile telephone of a SUBSCRIBER with the COMPLEX at least 15 (fifteen) working days before the assumed date of launch of the CONTRACTOR’S SERVICE.

3.2.         THE CUSTOMER hereby undertakes the following obligations:

3.2.1.       To ensure organizational and technical measures on connection of the CONTRACTOR’S equipment to the CUSTOMER’S equipment and/or on preparation of the CUSTOMER’S equipment for interaction with the COMPLEX.

3.2.2.      To ensure routing and timely reliable tariffication of the SUBSCRIBERS' REQUESTS to the SERVICE NUMBERS to the COMPLEX or messages sent by the COMPLEX to the SUBSCRIBER from the SERVICE NUMBER in accordance with conditions hereof and Addenda hereto.

3.2.3.      To provide the CONTRACTOR with the SERVICE NUMBER indicated in the Addendum hereto upon payment of the SUBSCRIPTION FEE by the CONTRACTOR.

3.2.4.      To provide TECHNICAL SUPPORT under rendering of the SERVICES to the SUBSCRIBERS.

3.2.5.      Monthly, but at least 10 (ten) working days upon expiration of the REPORTING PERIOD, to provide the CONTRACTOR with a statement indicating the GENERAL TRAFFIC, PAID TRAFFIC, UNPAID TRAFFIC, LOAD PAID BY SUBSCRIBERS IN RESPECT OF THE TRAFFIC PREVIOUSLY UNPAID, number of TECHNICAL messages, SUBSCRIPTION FEE, FEE FOR AMENDMENT OF THE TARIFFICATION, FEE FOR AMENDMENT OF THE ROUTING, adjustment amount on claims of SUBSCRIBERS by form contained in Appendix А hereto.

3.2.6.     To make settlements with the CONTRACTOR in accordance with the procedure and on terms prescribed in clause 5 hereof and Addenda hereto.

3.2.7.    To specify the CONTRACTOR in accordance with the procedure agreed with the CONTRACTOR under conduction of advertising campaigns on the SERVICES and CONTRACTOR’S SERVICES.

3.3. PARTIES shall assume the following obligations:

3.3.1.     To provide uninterrupted functioning of the communication channel between the CONTRACTOR’S COMPLEX and MSC, SMS-C, MMS-C or new CUSTOMER’S equipment, required for SERVICE rendering.

3.3.2.     To maintain the service capability of apparatus and equipment, as well as communication channel quality in its Service Area and area of responsibility according to Appendix No. 2 and/or Appendix 3 to this Contract and/or Appendix 1 to respective Addendum.

3.3.3.     To provide cooperation between the COMPLEX and MSC, SMS-C, MMS-C or other CUSTOMER’S equipment in strict accordance with the Federal Law Concerning Communications, regulatory documents of the Ministry of Information Technologies and Communications, as well as with PARTIES’ license conditions. All legal, administrative and financial issues, connected with execution of abovementioned documents shall be solved independently in accordance with terms and conditions of this Contract and provisions of the applicable law of the Russian Federation.

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3.3.4.     To provide operational and technical cooperation between the PARTIES according to Appendix 2 and/or Appendix 3 to this Contract and/or Appendix 1 to respective Addendum.

3.3.5.     To provide protection of information transferred through communication channels in the area of responsibility of the PARTIES.

3.3.6.     Operational cooperation on execution of this Contract shall be provided between the following services:

of the CONTRACTOR	of the CUSTOMER
Tel: [●]*	Tel: [●]*
fax: [●]*	fax: [●]*
E-mail: [●]*	E-mail: [●]*

4. RIGHTS OF THE PARTIES

4.1. The CONTRACTOR shall be entitled:

4.1.1.      If necessary, to change CONTRACTOR’S SERVICES, by written notification of the CUSTOMER within ten (10) working days before supposed change.

4.1.2.      To perform the routing of long-distance calls (long-distance traffic), incoming from SUBSCRIBERS to the SERVICE NUMBER, either with the help of the CUSTOMER, or using technical means, transit communication service providers on the basis of contracts, made between the CONTRACTOR and the transit communication service provider. The routing pattern of long-distance calls upon SERVICE rendering shall be reflected in respective Addendums to this Contract.

4.2. The CUSTOMER shall be entitled:

4.2.1.      To place references to opportunity to obtain SERVICES on WEB-sites, belonging to the CUSTOMER.

4.2.2.      In accordance with unilateral provisions, to change SUBSCRIPTION FEE amount, as well as CONTRACTOR’S fee calculation procedure for SERVICES, rendered within the framework of this Contract, specified in this Contract and Appendix 1 hereto, by written notification of the CONTRACTOR within thirty (30) calendar days before supposed change.

4.2.3.      In case of CONTRACTOR’S SERVICE inconsistency with regulations of the applicable law of Russia and CUSTOMER’S requirements, to suspend CONTRACTOR’S SERVICE rendering, put in commercial operation in any moment unilaterally, by respective notification of the CUSTOMER with an indication of reasons by e-mail. After CONTRACTOR’S bringing of the SERVICE to conformity with CUSTOMER’S requirements, the latter shall resume CONTRACTOR’S SERVICE provision within ten (10) working days.

5. SETTLEMENT PROCEDURE

5.1.      For SUBSCRIBERS, the cost of access to SERVICES shall be established in respective Addendum, which is an integral part of this Contract.

* Omitted pursuant to request for confidential treatment.

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5.2.      The CONTRACTOR shall pay the PRIMARY CONNECTION FEE to the CUSTOMER in amount of [●]*, as well as the valued-added tax. The PRIMARY CONNECTION FEE shall be paid in rubles to the settlement account of the CUSTOMER within ten (10) banking days of the date of signing of this Contract. The PARTIES agreed to confirm the fact of organizational and technical works on CONTRACTOR’S equipment connection to CUSTOMER’S equipment and/or preparation of CUSTOMER’S equipment to render SERVICES by signing of respective Act. The invoice on this clause shall be issued in rubles.

5.3.      CONNECTION FEE, determined in respective Addendum to this Contract, shall be paid in rubles to the settlement account of the CUSTOMER within ten (10) banking days of the date of signing of each Addendum to this Contract. The PARTIES agreed to confirm the fact of provision of the SERVICE NUMBER to the CONTRACTOR by signing of respective Act. The invoice on this clause shall be issued in rubles.

5.4.      RATING CHANGE FEE, determined in respective Addendum to this Contract, shall be paid in rubles to the settlement account of the CUSTOMER within ten (10) banking days of the date of signing of respective Addendum to this Contract. The PARTIES agreed to confirm the fact of technical works on change of access cost to the SERVICE for the SUBSCRIBER by signing of respective Act. The invoice on this clause shall be issued in rubles.

5.5.      ROUTING CHANGE FEE, determined in respective Addendum to this Contract, shall be paid in rubles to the settlement account of the CUSTOMER within ten (10) banking days of the date of signing of respective Addendum to this Contract. The PARTIES agreed to confirm the fact of technical works on change of telephone number for traffic routing from the SERVICE NUMBER, specified in respective Addendum, by signing of respective Act. The invoice on this clause shall be issued in rubles.

5.6.      The amount of the SUBSCRIPTION FEE shall be determined in Addendums to this Contract. The SUBSCRIPTION FEE shall be calculated by the CUSTOMER from the date of signing of the Service Rendering Start Protocol by the PARTIES, and shall be paid by the CONTRACTOR in amount proportional to the number of days, within which the TECHNICAL SUPPORT was performed in current ACCOUNTING PERIOD. The SUBSCRIPTION FEE shall be paid by the CONTRACTOR according to cl. 5.10 of this Contract.

5.7.      The PARTIES, in accordance with requirements of clause 3 of article 168 of the Tax Code of the Russian Federation, shall provide invoices within the ACCOUNTING PERIOD. Invoices shall be issued in rubles.

5.8.      The CONTRACTOR shall pay for the TECHNICAL messages to the CUSTOMER in accordance with the tariff scale, provided in Appendix 1 to this Contract, unless otherwise provided by respective Addendum to this Contract.

5.9.      In the event that the CONTRACTOR, in accordance with cl. 4.1.2. of this Contract, executes the routing of long-distance calls (long-distance traffic), incoming from SUBSCRIBERS to the SERVICE NUMBER with the help of the CUSTOMER, the CONTRACTOR shall pay to the CUSTOMER the cost of routing of such calls on the basis of 2.87 (two point eighty seven) rubles per each minute, as well as the value-added tax. The payment under this clause shall be made according to cl. 5.10. of this Contract. Payments for rendered SERVICES shall be made after signing of the “Service Rendering Start Protocol” on each Addendum, according to cl. 2.4. to this Contract.

* Omitted pursuant to request for confidential treatment.

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5.10.      The scope and cost of rendered SERVICES shall be calculated by the CONTRACTOR on the basis of the CUSTOMER’S certificate (cl. 3.2.5. of this Contract), cost of access to the SERVICES, specified in respective Addendums, and the tariff scale, provided in Appendix 1 to this Contract, and shall be reflected in bilateral SERVICE Delivery and Acceptance Act and Set Off Act for the ACCOUNTING PERIOD. The last day of the ACCOUNTING PERIOD shall be deemed as the date of signing of the rendered SERVICE Delivery and Acceptance Act and the Set Off Act. In case of reasonable refusal of signing of the rendered SERVICE Delivery and Acceptance Act and the Set Off Act by one of the PARTIES, the PARTIES within three (3) calendar days shall execute the statement of disagreements on the scope and quality of rendered SERVICES, in which the further settlement procedure of the PARTIES shall be determined. The SERVICES shall be deemed to be rendered after signing of the Act on Detected Deviations in Accounting Data.

5.11.       Within twelve (12) working days after expiration of each ACCOUNTING PERIOD, on the basis of the CUSTOMER’S certificate (cl. 3.2.5.), as well as SUBSCRIPTION FEE, determined in accordance with cl. 5.6. of the Contract, the CONTRACTOR shall execute the SERVICE Delivery and Acceptance Act and Set Off Act, rendered by the PARTIES in previous ACCOUNTING PERIOD. Provided that following the results of PARTIES’ signature of the rendered SERVICE Delivery and Acceptance Act and Set Off Act one of PARTIES is recognized to be the debtor on results of the ACCOUNTING PERIOD, the other PARTY (creditor) shall issue an invoice for the debt amount, specified in the rendered SERVICE Delivery and Acceptance Act and Set Off Act.

5.12.       The payment shall be made in rubles by monthly transfer of money within twenty (20) banking days from invoice receipt according to cl. 5.11. of this Contract.

5.13.      The date of the receipt of a commission by the bank of each PARTY shall be deemed to be the date of PARTIES’ obligations fulfillment.

5.14.      Upon disagreements, connected with PARTIES’ data discrepancy on the TOTAL TRAFFIC, the PARTIES shall determine the size of data discrepancy on the TOTAL TRAFFIC. If the size of data discrepancy on the TOTAL TRAFFIC of the CONTRACTOR on rendered SERVICES for the ACCOUNTING PERIOD according to respective Addendum does not exceed 5% (five percent) of provided data on CUSTOMER’S TOTAL TRAFFIC, the settlement shall be made on the basis of CUSTOMER’S data. If the size of data discrepancy on the TOTAL TRAFFIC of the CONTRACTOR on rendered SERVICES for the ACCOUNTING PERIOD exceeds 5% (five percent) of provided data on CUSTOMER’S TOTAL TRAFFIC and is equal to not less that 10,000 (ten thousand) rubles, plus value-added tax, the CONTRACTOR shall be entitled to initiate the proceedings in accordance with al. 5.10. of this Contract.

5.15.      In case of early termination of this Contract or Addendums hereto on the initiative of the CONTRACTOR or the CUSTOMER, the SUBSCRIPTION FEE shall be calculated in the amount, proportional to the number of days, within which the TECHNICAL SUPPORT was performed in respective ACCOUNTING PERIOD.

6. LIABILITIES OF THE PARTIES

6.1.      The CONTRACTOR shall be liable for timely provision of quality SERVICE to the CUSTOMER and its SUBSCRIBERS. In the event when the CONTRACTOR provided faulty services to a SUBSCRIBER, resulting in material losses/damages of the latter, the CONTRUCTOR shall reimburse the SUBSCRIBER the losses/damages in full.

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6.2.      If a SUBSCRIBER of the CUSTOMER submits a claim (complaint) related to the quality of SERVICES to the CUSTOMER’s Customer Service Department, an expert of the CUSTOMER responsible for the execution of this Agreement in the relevant region of Russia, in which the SERVICE has been provided, forwards the said claim to the CONTRACTOR. The latter undertakes, within five (5) days of receipt of the claim from the Customer, to review it and forward a written explanation of the problem addressed in the SUBSCRIBER’s claim to the CUSTOMER's representative. The PARTIES shall determine validity of the SUBSCRIBER’s complaint based on the results of an official investigation to be jointly conducted by the PARTIES for each case of receipt of a complaint from a SUBSCRIBER. Should the CONTRACTOR evade participation in the official investigation within ten (10) days from the date of receipt of the complaint from the SUBSCRIBER, it is deemed that the CONTRUCTOR admitted its fault in such complaint. If the claim of the SUBSCRIBER is not related to the quality or timeliness of the SERVICE delivery, but to the quality of services granted by the CONTRACTOR, the CUSTOMER shall forward the claim to the CONTRACTOR and provide the SUBSCRIBER with any information it requires regarding the CONTRACTOR, provided such information does not fall under the category of trade secret pursuant to the laws of Russia (the CONTRACTOR’s name, address, contact phones, etc.).

6.3.     If upon completion of the official investigation, conducted by the Parties, pursuant to the clause 6.2., the guilty PARTY is determined, that PARTY shall reimburse the cost of the unsatisfactory quality or unperformed services to the SUBSCRIBER.

6.4     The CONTRACTOR shall be liable to the SUBSCRIBER for the quality and timeliness of the SERVICES, as well as for the content of the SERVICES delivered by the CONTRACTOR.

6.5     The CONTRACTOR shall not be liable for the quality of telecommunication services provided by the CUSTOMER.

6.6      Shall the provision of SERVICES be delayed for more than a day, provided such delay is not the fault of the CUSTOMER, the latter may deduct a penalty at the rate of [●]* of the amount due for each day of delay, but no more [●]* of the total amount due for the REPORTING PERIOD from the payment due to the CONTRACTOR for the last REPORTING PERIOD.

6.7.      If the CONTRACTOR breaches the payment liabilities referred herein in the paragraphs 5.2, 5.3, 5.4, 5.5, 5.12, the CUSTOMER has the right to deduct a penalty from the payment due to the Contractor for the last REPORTING PERIOD, at the rate of [●]* of the amount due for each day of delay, but no more than [●]* of the total amount due for the REPORTING PERIOD.

6.8      If the CUSTOMER breaches its payment liabilities, referred to herein in the paragraph 5.12, the CONTRACTOR has a right to collect a penalty at the rate of [●]* of the amount of the delayed payment for each day of delay, but not more than [●]* of the overdue payment.

6.9      If the CONTRACTOR breaches the terms established in the paragraphs 3.1.8, 3.1.9, 3.1.14 of this Agreement, the CUSTOMER is entitled to a fine in the amount of [●]* of the CONTRACTOR’s monthly remuneration, due to the CONTRACTOR for the SERVICES provided under this Agreement in that REPORTING PERIOD, in which a violation was identified by the CUSTOMER, but not less than [●]*; the CONTRACTOR shall be furnished with a written notice not later than five (5) business days from the date the violation of terms of paragraphs 3.1.8, 3.1.9, 3,1.14 of this Agreement was determined.

* Omitted pursuant to request for confidential treatment.

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6.10.     The payment of the penalty and fine pursuant to the paragraphs 6.6, 6.7, 6.8, 6.9, does not relieve the relevant PARTY from the performance of its obligations under this Agreement.

6.11      If the CONTRACTOR breaches the terms of the paragraphs 3.1.17, 3.1.18 of this Agreement, the CUSTOMER is entitled to retain, as a fine, a monthly remuneration for the provision of services, due to the Contractor pursuant to the terms of the relevant Supplementary Agreement to this Agreement for that REPORTING PERIOD, in which a violation was detected by the CUSTOMER. The CUSTOMER undertakes to notify the CONTRACTOR of the application of punitive measures, established in this paragraph, not later than ten (10) business days from the date the violation of the terms of the paragraphs 3.1.17, 3.1.18 of this Agreement by the CONTRACTOR was identified.

7. PATENTS. COPYRIGHT

7.1.      The CONTRACTOR guarantees that in the course of arrangement of the CONTRACOTR SERVICES it will operate without violating any exclusive patent and / or copyright interests of third parties, acquiring for itself and at its own expense respective rights from the holders of such rights, shall that become necessary for provision of SERVICES.

7.2.      In the event of third party complaints related to a breach of any patent and / or copyright interest, the CONTRACTOR is obliged to settle all claims of any holder of the rights, whose rights have been violated in the course of provision of SERVICE by the CONTRACTOR on its own and at its own expense.

8.          DISPUTE RESOLUTION

8.1        The PARTIES shall take all steps to resolve disputes through negotiation.

8.2        All disputes between the PARTIES, which may arise in relation to the terms of this Agreement, if not settled by negotiation, shall be referred to the Arbitration Court of the city of Moscow, in accordance with the Administrative Procedure Code (APC) of the Russian Federation.

9. NON-DISCLOSURE OF INTERNAL INFORMATION

9.1.       The CONTRACTOR shall not disclose or in any way use the information pertaining to the CUSTOMER and its affiliates, their activities, and the securities of the CUSTOMER and its affiliates if such information has not been made publicly available (“internal information”), and which was acquired in the course of exercising rights and fulfilling obligations under this Agreement.

9.2.       The CONTRACTOR has no right to make transactions or to authorize (instruct) third parties to carry out transactions with the securities of the CUSTOMER or any of its affiliates on the basis of internal information.

9.3       The CONTRACTOR is not entitled to communicate internal information to third parties, except disclosure of internal information to third parties in the course of acquisition of rights and fulfillment of obligations under this Agreement by the CONTRACTOR, subject to a written consent of the CUSTOMER to such disclosure.

9.4.      Divulging and disclosure of internal information to third parties in the course of execution of this Agreement by the CONTRACTOR is allowed only in the cases established in this Agreement, and to the extent necessary to exercise the rights and fulfill obligations under this Agreement, and in compliance with the current legislation and internal regulations of the CUSTOMER.

11

9.5.         The CONTRACTOR is not entitled to use internal information in a manner not consistent with the aims of realization of the rights and duties under this Agreement, including the use of internal information in own interests and in the interests of third parties, including (but not limited to):

-              implementation of trading operations based on the internal information;

-              provision of recommendations to third parties on purchase, sale, retention of the CUSTOMER’s securities based on the internal information;

-              transfer of internal information to third parties for or without remuneration;

-              publication and distribution of the internal information in any other way.

9.6.          The CUSTOMER has the right to request from the Contractor guilty of misuse and dissemination of internal information to reimburse losses/damages incurred by the CUSTOMER as a result of the specified misconducts.

10.         FORCE MAJEURE

10.1         Upon the occurrence of force majeure, preventing the full or partial performance of the obligations of either PARTY under this Agreement, namely: fire, natural disaster, war, prohibition or restriction of activity by governmental agencies or other similar circumstances, the time of implementation by the PARTIES of their obligations under this Agreement shall be extended in proportion to the duration of such circumstances. Occurrence of such circumstances must be certified by the appropriate authorities. The PARTY, which due to the force majeure was unable to fulfill its obligations under this Agreement shall notify the other PARTY in writing of the occurrence and cessation of such circumstances within five (5) days.

10.2         Shall the force majeure last for more than one month, each PARTY has the right to terminate this Agreement. In this case, neither PARTY is entitled to claim reimbursement of damages caused by the termination of this Agreement from the other PARTY. In this case, not later than ten (10) days after the decision is made to terminate the Agreement, the PARTIES shall carry out mutual settlement of debts that arose prior to receipt of the written notice furnished by the relevant PARTY.

10.3         Failure to notify or untimely notification deprives the PARTY the right to refer to any of the said circumstances as grounds for exemption from liabilities for breaching obligations under this Agreement.

11. MISCELLANEUOS PROVISIONS

11.1         The Parties agree to non-disclosure of confidential information, which is defined as any data provided by either PARTY to other PARTIES in connection with the conclusion, performance or termination of this Agreement; not to disclose or divulge the information publically or privately to any third party without a prior written consent of both PARTIES of this Agreement.

11.2         All amendments and additions to this Agreement shall be made in writing and shall become effective on the date they are signer by the authorized representatives of both PARTIES of this Agreement.

11.3         The CONTRACTOR is not entitled to transfer its rights and obligations hereunder to any third party without a written consent of the CUSTOMER.

12

12.         AGREEMENT TERM AND TERMINATION PROCEDURE

12.1       This Agreement shall become effective upon signing by the authorized representatives of the PARTIES and shall be valid till the “31st” of December, 2008, but not longer than the term of the CONTRACTOR’s license No. 53611 of “16th” of October, 2007, issued by the Federal Surveillance Service for Mass Media, Communications and Protection of Cultural Heritage of the Russian Federation.

12.2.      It is mandatory to possess a license for provision of services in telematics under the terms of this Agreement for the Agreement to be valid. In the event of early withdrawal or expiration of the license, the Agreement shall be deemed automatically terminated from the date of license expiry.

12.3.      Either PARTY is entitled to terminate the Agreement unilaterally prior to its expiration by providing an advance written notice to the other PARTY at least thirty (30) calendar days before the proposed date of termination. Termination of this Agreement does not relieve the PARTIES from mutual settling of payments for the services, which have already been performed under this Agreement.

12.4       The CUSTOMER reserves the right to terminate this Agreement unilaterally in the event the CONTRACTOR breaches the terms of the paragraph 3.1.5 of this Agreement by furnishing the CONTRACTOR with a written notice.

12.5       The Parties have agreed to consider the Agreement automatically extended for each consecutive next year, unless, pursuant to the terms of paragraph 12.3 of this Agreement, one of the PARTIES notifies in writing, thirty (30) days before the expiration date, of termination of the Agreement No._________ of_______________.

12.6      This Agreement is made in two copies of the same legal force, one copy for each PARTY.

13. LEGAL ADDRESSES AND BANK DETAILS OF THE PARTIES

CONTRACTOR:	CUSTOMER:
ООО «RМ-Invest»	OAO «Mobilnye TeleSisteny»

Legal address:	Legal address:

Russia, 194021, St. Petersburg, 2nd Murinskiy pr., 38	Russia, 109147, Moscow, Marksistskaya st., 4
INN/KPP - [●]*	INN/KPP - [●]*
Current account [●]*Correspondent account [●]*	current account [●]*
Commercial Bank "BFG-Credit" (Limited Liability Company)	correspondent account [●]*
OKATO 40265562000	BIC [●]*
AKB “MBRR” (OAO)
OKPO 52686811

/s/ Katsaev	/s/ Roytberg
Position: General Director Last name: Katsaev T$. Kh.	Position: Director of the Development of Products and Services Department Last name: Roytberg P.B

* Omitted pursuant to request for confidential treatment.

13

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Section 2 of this Supplementary Agreement. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Supplementary Agreement No. 12 to Contract No. D0811373 of July 01, 2008

Moscow August 21, 2009

Mobile TeleSystems Open Joint-Stock Company, hereinafter referred to as the “CUSTOMER”, represented by the Product Director Pavel Borisovich Roytberg , acting on the basis of Power of Attorney No. 0289/09 of March 16, 2009, on the one part, and RM-INVEST Limited Liability Company, hereinafter referred to as the “CONTRACTOR”, represented by Tsakhay Khayrullaevitch Katsaev, acting on the basis of the Articles of Association, on the other part, hereinafter collectively referred to as the “PARTIES”, enter into this Supplementary Agreement and hereby agree as follows:

1.          Clause 3.1.18. of Contract No. D0811373 of July 01, 2008 (hereinafter referred to as the “Contract”) shall be amended as follows:

“3.1.18. Not later than ten (10) days before the assumed date of the CONTRACTOR’S SET OF SERVICES are put into commercial operation, provide the CUSTOMER with a detailed description of the CONTRACTOR’S SETS OF SERVICES, providing for automatic interaction of the SUBSCRIBER’S mobile phone with the COMPLEX. In the event that the CONTRACTOR’S SET OF SERVICES rendered for the SERVICE NUMBER is changed, the CONTRACTOR shall, within ten (10) days before the date of assumed change, provide the CUSTOMER with a new description of the CONTRACTOR’S SET OF SERVICES. The CUSTOMER, within five (5) working days from receipt of the CONTRACTOR’S description of the CONTRACTOR’S SET OF SERVICES, shall approve this description or provide a reasonable refusal to approve. The CONTRACTOR shall not launch the CONTRACTOR’S SET OF SERVICES until a respective written approval from the CUSTOMER is received.”

2.          To state clause 6.9. of the Contract as revised below:

“6.9. In case of the CONTRACTOR’S breach of cl. 3.1.8., 3.1.9., 3.1.10, 3.1.14., 3.1.16., 3.1.17, 3.1.18. of this Contract, the CUSTOMER shall be entitled to withdraw, as a payment of penalty, an amount of up to [●]* of the monthly CONTRACTOR’S fee, payable to the CONTRACTOR for rendering SERVICES for the SERVICE NUMBER, using which violations were committed for that ACCOUNTING PERIOD in which the CUSTOMER detected the violation, but at least [●]*, and provide the CONTRACTOR with respective written notice within thirty (30) working days from the date of detection of violation of cl. 3.1.8., 3.1.9., 3.1.10, 3.1.14., 3.1.16., 3.1.17, 3.1.18. of this Contract. The amount of penalty is determined depending on the number of written claims, received by the CUSTOMER from the SUBSCRIBER on SERVICES, which were initiated by the CONTRACTOR’S fault established based on results of internal investigation, rendered for the SERVICE NUMBER, using which violations were committed, in accordance with Table 1:

* Omitted pursuant to request for confidential treatment.

Table 1

Number of written claims received by the CUSTOMER from the SUBSCRIBER on the service rendered for the SERVICE NUMBER, using which violations were committed (for the ACCOUNTING PERIOD) (in pcs.)	Amount of penalty (in %)
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*

3.          Clause 6.2. of the Contract shall be amended as follows:

“6.2. In the event that the CUSTOMER’S SUBSCRIBER files a claim for SERVICE quality to the service department of the CUSTOMER, the CUSTOMER expert responsible for performing this Contract in the region of Russia, where the SERVICE was rendered, within thirty (30) days of receiving the claim from the SUBSCRIBER, shall transfer the claim to the CONTRACTOR. The latter, within five (5) days of receiving the claim from the CUSTOMER, shall review and provide the CUSTOMER’S responsible representative with written explanations on the abovementioned claim made by the SUBSCRIBER. The validity of the SUBSCRIBER’S claim shall be established by the PARTIES based on the results of an internal investigation, which shall collectively be performed by the PARTIES on each SUBSCRIBER’S claim. The CONTRACTOR’S avoidance of participating in the internal investigation after 10 days from SUBSCRIBER’S claim receipt from the CUSTOMER shall be deemed as CONTRACTOR’S admission of its guilt on the claim. In the event that the SUBSCRIBER’S claim does not refer to the quality or well-timed rendering of the SERVICE, but to the CONTRACTOR’S SET OF SERVICES, the CUSTOMER shall readdress this claim to the CONTRACTOR and provide the SUBSCRIBER with the information regarding the CONTRACTOR which is not a trade secret in accordance with Russian law (the CONTRACTOR’S name, address, contact phones, etc.).”

4. Consider clause 6.11. to be invalid.

5. This Supplementary Agreement is made and executed in two (2) equally authentic counterparts. In all matters not provided for by this Supplementary Agreement, the PARTIES shall be guided by Contract No. D0811373 of July 01, 2008.

6. This Supplementary Agreement shall apply to relationships of the PARTIES which arose starting on July 01, 2009.

On behalf of the CONTRACTOR	On behalf of the CUSTOMER

Director General of RM-INVEST Limited Liability Company	Product Director of Mobile TeleSystems Open Joint-Stock Company

/Signature/ Ts.Kh. Katsaev	/Signature/ P.B. Roytberg
/Seal:	/Seal:
RM-Invest	MTS
Limited Liability Company	Mobile TeleSystems, Open Joint Stock Company
Saint Petersburg/	Primary State Registration Number
(OGRN) 1027700149124/

* Omitted pursuant to request for confidential treatment.

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Sections 2, 3 and 4 of this Supplementary Agreement. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Supplementary Agreement No. 29 to Contract No. D0811373 dated July 1, 2008
Moscow, June 27, 2011

Mobile TeleSystems Open Joint-Stock Company, hereinafter referred to as the "CUSTOMER", represented by the Director for Development of Internet Services Pavel Borisovich Roytberg, acting on the basis of Power of Attorney No. 0569/10 dated 13.07.20, on the one part, and RM-INVEST Limited Liability Company, hereinafter referred to as the "CONTRACTOR", represented by the General Director Tsakhay Khayrullaevitch Katsaev, acting on the basis of the Articles of Association, on the other part, hereinafter collectively referred to as the "PARTIES", have executed and signed this Supplementary Agreement to the following effect:

1. To state Section 1. of Contract No. D0811373 dated July 1, 2008 (hereinafter referred to as the "Contract")
to read as follows: "1. DEFINITIONS
The following terms will be used herein:
1.1. "NETWORK" – an aggregate of operating technical means and mobile communication facilities of the CUSTOMER and its subsidiaries within Russian regions as determined in the Protocol on Commencement of the SERVICE Provision to be signed by the PARTIES pursuant to Clause 2.4. of this Contract.
1.2. "SUBSCRIBERS" – subscribers registered in the NETWORK.
1.3. "ACCOUNTING PERIOD" – a calendar month of the year.
1.4.
1.4. "SERVICE NUMBERS" – telephone numbers of the NETWORK allocated by the CUSTOMER to the CONTRACTOR to provide SERVICES to SUBSCRIBERS.
1.5. "SMS" (Short Message SERVICE) – the SERVICE whereby subscribers may receive and send short messages (SMS messages) containing up to 160 Latin letter and/or numeric characters (including spaces) or 69 non-Latin letter and/or numeric characters (including spaces).
1.6. "SMS-CENTER" (SMS-C) – network equipment of the CUSTOMER providing the functioning of SMS.
1.7. "MMS" (Multimedia Message SERVICE) – the service whereby SUBSCRIBERS may receive and send multimedia messages (MMS messages). A multimedia message may contain graphical, audio and textual information with the total volume not exceeding 100 Kilobytes.
1.8. "MMS-CENTER" (MMS-C) – network equipment of the CUSTOMER providing functioning of MMS.
1.9. "REQUEST" – SMS-, MMS- or USSD message, voice call or another signal sent by a SUBSCRIBER to the SERVICE NUMBER from the cell phone of the SUBSCRIBER containing the command for interaction with the COMPLEX or a WAP REQUEST, HTTP REQUEST.
1.10. "COMPLEX" – the hardware and software COMPLEX of the CONTRACTOR used for technically support provision of the SERVICES to SUBSCRIBERS, enabling SUBSCRIBER to access information resources in real time through a data transmission channel using cell phones of SUBSCRIBERS.
1.11. "SERVICE" – the service ensuring access of SUBSCRIBERS to the CONTRACTOR'S SET OF SERVICES provided by the CONTRACTOR to subscribers.
1.12. "CONTRACTOR'S SET OF SERVICES" – a set of information and entertainment services provided by the CONTRACTOR to a SUBSCRIBER independently or through third PARTIES after provision of the SERVICE.

1.13. "NOTIFICATION" – the report of the CONTRACTOR on acceptance of the REQUEST sent to a subscriber.
1.14. "TOTAL TRAFFIC" – load created by a flow of voice calls, messages and signals received from subscribers to a SERVICE NUMBER and from equipment of the CONTRACTOR to equipment of the CUSTOMER during the ACCOUNTING PERIOD designated, respectively, in minutes, units and other measurement units to be determined for each type of REQUESTS with breakdown for each SERVICE NUMBER separately. A voice call shall be rounded upwards to a full minute, duration of the not billed limit for SUBSCRIBERS is 5 (five) seconds.
1.15. "UNPAID TRAFFIC" – load unpaid by SUBSCRIBERS, created by a flow of voice calls, messages and signals from SUBSCRIBERS to a SERVICE NUMBER and from equipment of the CONTRACTOR to equipment of the CUSTOMER other than TECHNICAL messages, identified as of the last day of the ACCOUNTING PERIOD, designated, respectively, in minutes, units and other measurement units to be determined for each type of REQUESTS with breakdown for each SERVICE NUMBER separately. A voice call shall be rounded upwards to a full minute, duration of the not billed limit for SUBSCRIBERS is 5 (five) seconds.
1.16. "LOAD OF THE PREVIOUSLY UNPAID TRAFFIC PAID BY SUBSCRIBERS" – load paid for by SUBSCRIBERS created by a flow of voice calls, messages and signals from subscribers to a SERVICE NUMBER and from equipment of the CONTRACTOR to equipment of the CUSTOMER other than TECHNICAL messages, over periods preceding the ACCOUNTING PERIOD identified on the last day of the ACCOUNTING PERIOD, designated, respectively, in minutes, units and other measurement units to be determined for each type of REQUESTS with breakdown for each SERVICE NUMBER separately. A voice call shall be rounded upwards to a full minute, duration of the not billed limit for SUBSCRIBERS is 5 (five) seconds.
1.17. "PAID TRAFFIC" – TOTAL TRAFFIC other than TECHNICAL messages less UNPAID TRAFFIC and taking into account the LOAD OF THE PREVIOUSLY UNPAID TRAFFIC PAID BY SUBSCRIBERS.
1.18. "TECHNICAL SUPPORT" – a set of measures taken by the CUSTOMER for TECHNICAL SUPPORT of round-the-clock operation and SERVICE of a SERVICE NUMBER.
1.19. "SUBSCRIBER FEE" – a fee monthly paid by the CONTRACTOR to the CUSTOMER for TECHNICAL SUPPORT.
1.20. "CONNECTION FEE" – a one-off payment payable by the CONTRACTOR to the CUSTOMER for provision of a SERVICE NUMBER.
1.21. "FEE FOR CHANGE OF BILLING" – a one-off payment payable by the CONTRACTOR to the CUSTOMER for performance of technical works aimed to change the cost of access to the SERVICE for a SUBSCRIBER as specified in the relevant Supplementary Agreement.
1.22. "FEE FOR CHANGE OF ROUTING" – a one-off payment payable by the CONTRACTOR to the CUSTOMER for performance of technical works aimed to change the telephone number for routing of traffic from the SERVICE NUMBER specified in the relevant Supplementary Agreement.
1.23. "TECHNICAL messages" – SMS/MMS messages not billed for a SUBSCRIBER, sent or received by the SUBSCRIBER when using the SERVICE or interacting with the COMPLEX.
1.24. "MSC" – network equipment of the CUSTOMER ensuring commutation of calls.
1.25. "WAP" – a protocol of access to Internet from wireless communication devices: cell phones, pocket computers and other specialized devices.
1.26. "WAP ADDRESS" – the address in the Internet accessible via WAP, used to provide the SERVICE.
1.27. "WAP REQUEST" – the request sent by a SUBSCRIBER to a certain WАP ADDRESS.
1.28. "WAP TRAFFIC" – load paid by SUBSCRIBERS for transmission and receipt of data initiated by WAP REQUESTS from SUBSCRIBERS to a WAP ADDRESS, designated in megabytes, with breakdown for each WAP ADDRESS separately.

1.29.
1.29 “USSD” (Unstructured Supplementary SERVICES Data – a technology for two-way session transmission of unstructured data) – ensures high-speed real time exchange of information between a SUBSCRIBER and a SERVICE NUMBER.
1.30. “USSD-CENTER” (USSD-C) – network equipment of the CUSTOMER ensuring operation of USSD.
1.31. “USSD PORTAL” – the interactive portal of the CUSTOMER enabling the CUSTOMER’S SUBSCRIBERS to access the SET OF SERVICES of the CONTRACTOR and the SET OF SERVICES of the CUSTOMER combined on that portal. Access to the USSD portal and the SETS OF SERVICES of the CONTRACTOR and CUSTOMER placed thereon will be provided by REQUESTS.
1.32. “TCP/IP” – data transmission protocol in the Internet, in particular, from wireless devices: cell phones, pocket computers and other specialized devices.
1.33. “HTTP” – the protocol of access to Internet resources, in particular, from wireless devices: cell phones, pocket computers and other specialized devices.
1.34. “URL ADDRESS” – an address of a resource in the Internet accessible via HTTP used for provision of the SERVICE.
1.35. “IP ADDRESS” – an address of a server in the Internet accessible via HTTP used for provision of the SERVICE.
1.36. “HTTP REQUEST” – initiation of transmission/receipt of information via the COMPLEX when a SUBSCRIBER accesses a GPRS-Internet or GPRS-WAP resource.
1.37. “SERVICE CONTENT BY CLICK “ – the SERVICE to get whereof a SUBSCRIBER sends an HTTP REQUEST to a certain URL ADDRESS or IP ADDRESS used by the CONTRACTOR to provide the SUBSCRIBER with access to the SET OF SERVICES.
1.38. “SERVICE CONTENT BY TRAFFIC at standard cost” – the SERVICE the cost of access whereto for a SUBSCRIBER is determined according to the tariff plan of the SUBSCRIBER, in order to get whereof the SUBSCRIBER should establish a connection over TCP/IP with a certain IP ADDRESS and proceed to exchange of data or send an HTTP REQUEST to a certain URL ADDRESS or IP ADDRESS used by the CONTRACTOR to provide the SUBSCRIBER with access to the SET OF SERVICES.
1.39. “SERVICE CONTENT BY TRAFFIC with premium cost” – the SERVICE the cost of access whereto for a SUBSCRIBER is determined according to the relevant Supplementary Agreement hereto, in order to get whereof the SUBSCRIBER should establish a connection over TCP/IP with a certain IP ADDRESS and proceed to exchange of data or send an HTTP REQUEST to a certain URL ADDRESS or IP ADDRESS used by the CONTRACTOR to provide the SUBSCRIBER with access to the SET OF SERVICES.
1.40. “CLICK TRAFFIC” – load paid by SUBSCRIBERS associated with transmission and receipt of data initiated by HTTP REQUESTS from SUBSCRIBERS to a URL ADDRESS or IP ADDRESS, designated in the number of REQUESTS with breakdown for each URL ADDRESS or IP ADDRESS separately.
1.41. “GPRS TRAFFIC” – load paid by SUBSCRIBERS associated with transmission and receipt of data over TCP/IP to a certain IP ADDRESS, or over HTTP to a certain URL ADDRESS or IP ADDRESS, designated in megabytes, with breakdown for each URL ADDRESS or IP ADDRESS separately.
1.42. “SERVICE IDENTIFIER” – a six-digit number assigned to each CONTENT BY CLICK SERVICE and CONTENT BY TRAFFIC SERVICE.
1.43.
1.43. "BRANDED PORTAL" – portals united under the trademark of MTS OJSC.
1.44. "Internet – GPRS" – the technology of batch data transmission enabling to receive and transmit information by means of a cell phone using an Internet access point.
1.45. "PERSONAL ACCOUNT" – a record in special technical equipment of the CUSTOMER in relation to the amount of funds prepaid by a SUBSCRIBER for provision of SERVICES.

11.46. "UNPAID REQUEST" – a REQUEST sent by a SUBSCRIBER at insufficiency of funds on the PERSONAL ACCOUNT permitting withholding of funds from the PERSONAL ACCOUNT of the SUBSCRIBER after the REQUEST is sent.”

2. To state Section 5 of the Contract as follows:
"5. SETTLEMENTS
5.1. The fee for access to SERVICES for SUBSCRIBERS shall be determined in the relevant Supplementary Agreement representing an integral part of this Contract.
5.2. The CONTRACTOR will pay to the CUSTOMER the FEE FOR INITIAL CONNECTION at the amount of [●]* plus value added tax. The FEE FOR INITIAL CONNECTION shall be paid in rubles to the settlement account of the CUSTOMER within 10 (ten) banking days after the date of this Contract. The PARTIES agree to confirm the fact of execution of organizational and technical works for connection of the CONTRACTOR'S equipment to the CUSTOMER'S equipment and/or preparation of the CUSTOMER'S equipment for provision of the SERVICES by execution of an appropriate Certificate. An invoice under this clause shall be issued in rubles.
5.3. The CONNECTION FEE, as determined in the relevant Supplementary Agreement to this Contract, shall be paid in rubles to the settlement account of the CUSTOMER within 10 (ten) banking days after execution of each Supplementary Agreement to this Contract. The Parties agree to confirm the fact of allocation of a SERVICE NUMBER to the CONTRACTOR by execution of an appropriate Certificate. An invoice under this clause shall be issued in rubles.
5.4. The BILLING CHANGE FEE, as determined in the relevant Supplementary Agreement to this Contract, shall be paid in rubles to the settlement account of the CUSTOMER within 10 (ten) banking days after execution of each Supplementary Agreement to this Contract. The Parties agree to confirm the fact of execution of technical works for change of the cost of access to the SERVICE for the subscriber by execution of an appropriate Certificate. An invoice under this clause shall be issued in rubles.
5.5. The ROUTING CHANGE FEE, as determined in the relevant Supplementary Agreement to this Contract, shall be paid in rubles to the settlement account of the CUSTOMER within 10 (ten) banking days after execution of each Supplementary Agreement to this Contract. The Parties agree to confirm the fact of execution of technical works for change of the telephone number for routing of traffic from the SERVICE NUMBER specified in the relevant Supplementary Agreement by execution of an appropriate Certificate. An invoice under this clause shall be issued in rubles.
5.6. The amount of the SUBSCRIBER FEE will be determined by the PARTIES in Supplementary Agreements hereto. The SUBSCRIBER FEE will be calculated by the CUSTOMER after the PARTIES sign the Protocol on Commencement of the SERVICE Provision and will be payable by the CONTRACTOR at the amount pro rata the number of days when TECHNICAL SUPPORT was provided in the current ACCOUNTING PERIOD. The SUBSCRIBER FEE is payable by the CONTRACTOR according to Clause 5.13. of this Contract.
5.7. Pursuant to requirements of clause 3 of Article 168 of the Tax Code of the Russian Federation, the PARTIES will issue invoices after termination of each ACCOUNTING PERIOD. Invoices shall be issued in rubles.
5.8. The CONTRACTOR shall pay to the CUSTOMER for TECHNICAL messages according to the tariff schedule given in Appendix No.1 hereto, unless otherwise is stipulated in the Supplementary Agreement to this Contract.
5.9. If the CONTRACTOR carries out routing of long-distance calls (long-distance traffic) from SUBSCRIBERS to the SERVICE NUMBER with the help of the CUSTOMER, according to Clause 4.1.2. hereof, then the CONTRACTOR will pay to the CUSTOMER the cost of routing of such calls at [●]* per minute plus the value added tax. Payment under this clause shall be made according to Clause 5.12 hereof. Payments for the provided SERVICES shall be made after execution of the Protocol on Commencement of SERVICE Provision for each Supplementary Agreement, pursuant to Clause 2.4. hereof.

* Omitted pursuant to request for confidential treatment.

5.10. If the Customer receives during the ACCOUNTING PERIOD any written claims from SUBSCRIBERS, and the fault of the CONTRACTOR is established, according to Clause 6.2. hereof, and the number of such claims exceeds the maximum number of claims determined according to Appendix 1 hereto, this shall be taken into account for calculation of the CONTRACTOR'S fee for SERVICES provided to SUBSCRIBERS in accordance with Clause 5.12. of this Contract.
5.11. In case of excess of the maximum permissible number of claims from SUBSCRIBERS for the SERVICE NUMBER, the number of written claims received in the ACCOUNTING PERIOD shall be specified in the certificate of the CUSTOMER (clause 3.2.5 hereof). The volume and cost of provided SERVICES shall be calculated by the CONTRACTOR according to Clause 5.12. hereof using the formula of accounting of SUBSCRIBERS’ claims, given in Appendix No.1 hereto.
5.12. The volume and cost of provided monthly SERVICES shall be calculated by the CONTRACTOR upon the CUSTOMER'S certificate (Clause 3.2.5. hereof), cost of access to the SERVICES, as specified in relevant Supplementary Agreements, and the tariff schedule given in Appendix No.1 hereto, and are to be recorded in the bilateral Certificate of Delivery and Acceptance of SERVICES and set-off of counter liabilities for the ACCOUNTING PERIOD. The date of signing of the Certificate of Delivery and Acceptance of provided SERVICES and set-off of counter liabilities shall mean the last day of the ACCOUNTING PERIOD. If either PARTY reasonably refuses to sign the Certificate of Delivery and Acceptance of provided SERVICES and set-off of counter liabilities, the PARTIES will draw up a statement of disagreements within 3 (three) calendar days on volume and quality of provided SERVICES to determine further procedure for mutual settlements between the PARTIES. The SERVICES will be deemed provided after signing a Certificate of revealed deviations in accounting data.
5.13. Within 12 (twelve) business days after termination of each ACCOUNTING PERIOD on the basis of the CUSTOMER'S certificate (clause 3.2.5. of this Contract) and the SUBSCRIBER FEE determined according to Clause 5.6. hereof, the CONTRACTOR will prepare the Certificate of Delivery and Acceptance of provided SERVICES and set-off of counter liabilities, provided by the PARTIES in the preceding ACCOUNTING PERIOD. If following the results of execution of the Certificate of Delivery and Acceptance of provided SERVICES and set-off of counter liabilities between the PARTIES, any PARTY is recognized debtor for the ACCOUNTING PERIOD, then the other PARTY (creditor) shall issue an invoice for the amount of such debt, as specified in the Certificate of Delivery and Acceptance of provided SERVICES and set-off of counter liabilities.
5.14. Payment will be made in rubles by monthly transfer of funds not later than 20 (twenty) banking days after receipt of the invoice under Clause 5.13. hereof.
5.15. The date of fulfillment of payment obligations by the PARTIES will mean the date of acceptance of the payment order by the bank of each of the PARTIES for fulfillment.
5.16. In case of disagreements between the PARTIES as regard to TOTAL TRAFFIC, the PARTIES shall determine the amount of such deviation in data on the TOTAL TRAFFIC. If the amount of the deviation in presented data on the TOTAL TRAFFIC of the CONTRACTOR on provided SERVICES over the ACCOUNTING PERIOD under the relevant Supplementary Agreement does not exceed 5% (five percent) of data on the TOTAL TRAFFIC of the CUSTOMER, mutual settlements shall be performed on the basis of the CUSTOMER'S data. If the amount of the deviation in presented data on the TOTAL TRAFFIC of the CONTRACTOR on provided SERVICES over the ACCOUNTING PERIOD exceeds 5% (five percent) of data on the TOTAL TRAFFIC of the CUSTOMER and is less than 10,000 (ten thousand) rubles plus the value added tax, then the CONTRACTOR shall be entitled to initiate proceedings pursuant to Clause 5.12. hereof.

5.17. In case of disagreements due to differences in the PARTIES' data on the number of written claims from SUBSCRIBERS, when the fault of the CONTRACTOR is recognized according to Clause 6.2. hereof, the PARTIES will determine the amount of deviation in the amount of the CONTRACTOR'S fee determined taking into account data on the number of such claims. If the amount of deviation in the amount of the CONTRACTOR'S fee determined taking into account data on the number of such claims to the SERVICE NUMBER in the ACCOUNTING PERIOD does not exceed 5% (five percent) of the amount of the CONTRACTOR'S fee determined taking into account the CUSTOMER'S data on the number of such claims for the SERVICE NUMBER over the ACCOUNTING PERIOD, mutual settlements shall be performed on the basis of the CUSTOMER'S data. If the amount of deviation in the amount of the CONTRACTOR'S fee determined taking into account data on the number of such claims for the SERVICE NUMBER in the ACCOUNTING PERIOD exceeds 5% (five percent) of the amount of the CONTRACTOR'S fee determined taking into account the CUSTOMER'S data on the number of such claims to the SERVICE NUMBER over the ACCOUNTING PERIOD and is at least equal to 10,000 (ten thousand) rubles plus the value added tax, the CONTRACTOR may initiate proceedings in accordance with Clause 5.12. hereof.
5.18. In case of early termination of this Contract or Supplementary Agreements hereto at the initiative of the CONTRACTOR or the CUSTOMER, the SUBSCRIBER FEE will be calculated pro rata the number of days when TECHNICAL SUPPORT was provided in the relevant ACCOUNTING PERIOD.

5.19.         The volume and cost of monthly SERVICES provided using WAP TRAFFIC will be calculated by the CONTRACTOR based on the certificate of the CUSTOMER (clause 3.2.5 of this Contract), average cost per megabyte of WAP TRAFFIC for a SUBSCRIBER of the CUSTOMER throughout the NETWORK over the ACCOUNTING PERIOD, determined in accordance with this clause of the Contract and the tariff schedule given in Appendix No.1 hereto, and shall be recorded in the bilateral Certificate of Delivery and Acceptance of SERVICES for the ACCOUNTING PERIOD. The date of signing of the Certificate of Delivery and Acceptance of SERVICES shall mean the last day of the ACCOUNTING PERIOD.

The CUSTOMER shall pay to the CONTRACTOR the cost of the SERVICES provided using the WAP TRAFFIC at WAP ADDRESSES agreed between the PARTIES, as determined in relevant Supplementary Agreements to this Contract, pursuant to Clauses 6 and 7 of Appendix No.1 to this Contract, on the basis of the average cost of WAP TRAFFIC for the SUBSCRIBER of the CUSTOMER throughout the NETWORK in the ACCOUNTING PERIOD, equal to [●]* per each megabyte of WAP TRAFFIC, plus the value added tax.

5.20. The volume and cost of monthly CONTENT BY TRAFFIC at standard cost SERVICES will be calculated by the CONTRACTOR upon the certificate of the CUSTOMER (clause 3.2.5 of this Contract), average cost per megabyte of GPRS TRAFFIC for a SUBSCRIBER of the CUSTOMER throughout the NETWORK over the ACCOUNTING PERIOD, determined in accordance with this clause of the Contract and the tariff schedule given in Appendix No.1 hereto, and shall be recorded in the bilateral Certificate of Delivery and Acceptance of SERVICES for the ACCOUNTING PERIOD. The date of signing of the Certificate of Delivery and Acceptance of SERVICES shall mean the last day of the ACCOUNTING PERIOD.

The CUSTOMER will pay to the CONTRACTOR the cost of the CONTENT BY TRAFFIC with standard value SERVICE for URL ADDRESSES and IP ADDRESSES agreed between the Parties determined in relevant Supplementary Agreements to this Contract, on the basis of the average cost of GPRS TRAFFIC for the SUBSCRIBER of the CUSTOMER throughout the NETWORK in the ACCOUNTING PERIOD, equal to

[●]* per each megabyte of GPRS TRAFFIC, plus the value added tax.

5.21. The volume and cost of monthly CONTENT BY TRAFFIC with premium cost SERVICES will be calculated by the CONTRACTOR upon the certificate of the CUSTOMER (Clause 3.2.5 of this Contract), average cost per megabyte of GPRS TRAFFIC for a SUBSCRIBER of the CUSTOMER throughout the NETWORK over the ACCOUNTING PERIOD, determined in accordance with this clause of the Contract and the tariff schedule given in Appendix No.1 hereto, and shall be recorded in the bilateral Certificate of Delivery and Acceptance of SERVICES for the ACCOUNTING PERIOD. The date of signing of the Certificate of Delivery and Acceptance of SERVICES shall mean the last day of the ACCOUNTING PERIOD.”

* Omitted pursuant to request for confidential treatment.

3. To state Section 6 of the Contract as follows:
"6. LIABILITY OF THE PARTIES
6.1. The CONTRACTOR will be liable for timely and high-quality provision of SERVICES to the CUSTOMER and its SUBSCRIBERS. If an unsatisfactory SERVICE is provided to the SUBSCRIBER through the fault of the CONTRACTOR resulting in any material damage to the latter, the CONTRACTOR agrees to reimburse the SUBSCRIBER for losses in full.
6.2. If a SUBSCRIBER of the CUSTOMER submits a claim (complaint) against quality of SERVICES to the CUSTOMER'S SERVICE unit, a responsible specialist of the CUSTOMER in charge for fulfillment of this Contract in the region of Russia where the SERVICE is provided, will transfer the claim to the CONTRACTOR. The latter agrees within 5 (five) days after receipt of the claim from the CUSTOMER to consider and provide the responsible representative of the CUSTOMER with written explanations on the substance of the above claim of the SUBSCRIBER. Justification of the SUBSCRIBER’S claim shall be established following the results of SERVICE investigation to be held by the CUSTOMER with involvement of the CONTRACTOR upon each fact of submission of a claim from the SUBSCRIBER. If the CONTRACTOR avoids to take part in the SERVICE investigation upon expiration of 5 (five) days after the CUSTOMER receives the claim from the SUBSCRIBER, this will be treated as recognition by the CONTRACTOR of its fault in relation to such claim.
6.3. If the claim of a the SUBSCRIBER does not relate to quality and timely provision of the SERVICE, but the SERVICE of the CONTRACTOR, the CUSTOMER will readdress this claim to the CONTRACTOR and will provide the SUBSCRIBER with any information of interest for it as regard to the CONTRACTOR not being a commercial secret under Russian laws (name of the CONTRACTOR, its address, contact telephone numbers etc.).
6.4. If any defaulting PARTY is found following the results of the SERVICE investigation conducted by the PARTIES under Clause 6.2. hereof, such PARTY will reimburse the SUBSCRIBER for the cost of improperly provided or not provided SERVICE.
6.5. The CONTRACTOR shall be liable to SUBSCRIBERS for quality and timeliness of provision of SERVICES as well as the content of the CONTRACTOR'S SERVICES.
6.6. The CONTRACTOR will not be liable for quality of provided communication SERVICES controlled by the CUSTOMER.
6.7. If a SUBSCRIBER of the CUSTOMER submits a written claim against quality of the SERVICES to the SERVICE unit of the CUSTOMER and the CONTRACTOR is found guilty following the results of the SERVICE investigation conducted according to Clause 6.2. hereof, this fact shall be taken into consideration for calculation of the CONTRACTOR'S fees for the SERVICES provided to SUBSCRIBERS according to Section 5 of the Contract.
6.8. In case of a delay in provision of a SERVICE by more than one day through no fault of the CUSTOMER, the latter may withhold from the sum due to the CONTRACTOR for the last ACCOUNTING PERIOD a penalty at [●]* of this sum per each day of delay but not more than [●]* of the total amount of the sum payable for the ACCOUNTING PERIOD.
6.9. If the CONTRACTOR untimely fulfills its payment obligations under Clauses 5.2., 5.3., 5.4., 5.5., 5.14. of this Contract, the CUSTOMER may withhold from the sum due to the CONTRACTOR for the last ACCOUNTING PERIOD a penalty at [●]* of this sum per each day of delay but not more than [●]* of the total amount of the sum payable for the ACCOUNTING PERIOD.
6.10. If the CUSTOMER fails to timely fulfill its payment obligations under Clause 5.14. of this Contract, the CONTRACTOR may require from the CUSTOMER to pay a penalty at [●]* of the amount of the overdue payment per each day of delay but not more than [●]* of the amount of the overdue payment.

* Omitted pursuant to request for confidential treatment.

6.11. If the CONTRACTOR breaks Clauses 3.1.8., 3.1.9., 3.1.14. of this Contract, the CUSTOMER may withhold as a fine [●]* of the monthly fee of the CONTRACTOR due to the CONTRACTOR for provision of SERVICES under this Contract for the ACCOUNTING PERIOD when the CUSTOMER revealed the fact of the break, but not less than [●]* subject to sending a relevant written notice to the CONTRACTOR not later than 10 (ten) business days after identification of the fact of break of clauses 3.1.8., 3.1.9., 3.1.14. hereof.
6.12. If the CONTRACTOR breaks Clauses 3.1.17., 3.1.18. of this Contract, the Customer may withhold as a fine the amount of the monthly fee of the CONTRACTOR due to the CONTRACTOR for provision of SERVICES under the relevant Supplementary Agreement to this Contract for the ACCOUNTING PERIOD when the CUSTOMER revealed the fact of the break. The CUSTOMER agrees to notify the CONTRACTOR of application of penalties hereunder not later than 10 (ten) business days after the fact of the break by the CONTRACTOR under Clauses 3.1.17., 3.1.18. hereof is revealed.
6.13. Payment of the penalty and fine under Clauses 6.8., 6.9., 6.10., 6.11., 6.12. of this Contract will not release the PARTIES from fulfillment of obligations under this Contract".
4. To state Appendix 1 to the Contract as follows:
Appendix No.1 to Contract No.D0811373 dated the July 1, 2008 Procedure for Calculation of the CONTRACTOR'S Fee for SERVICES Provided under this Contract
1. USING VOICE CALLS
The CONTRACTOR'S fee for the provided SERVICES taking into account all payments determined in this Contract, (Dkp) shall be calculated by the formula: [●]*, where

Table
Dtot (mln/rubles, excluding VAT)	Kkp
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*

[●]*
[●]*
[●]*
[●]*
[●]*

* Omitted pursuant to request for confidential treatment.

2. USING SMS MESSAGES

The CONTRACTOR'S fee for provided SERVICES taking into account all payments under this Contract (Dkp) shall be calculated by the formula: [●]*, where

Table 2
Dtot (mln/rubles, excluding VAT)	Kkp
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*

[●]*
[●]*
[●]*
[●]*
[●]*
3. USING MMS MESSAGES
The CONTRACTOR'S fee for provided SERVICES taking into account all payments prescribed by this Contract (Dkp) shall be calculated as follows: [●]*, where
[●]*
[●]*
[●]*
4. The fee is payable to the CONTRACTOR for each type of REQUESTS for the PAID TRAFFIC determined on the basis of the CUSTOMER'S certificate pursuant to Clause 3.2.5. of the Contract.
5. The cost for the CONTRACTOR of one TECHNICAL message shall be determined on the basis of the total number of such messages over the ACCOUNTING PERIOD according to the following scale:

Table 3
Total number of TECHNICAL messages in the ACCOUNTING PERIOD, units	cost for the CONTRACTOR of one TECHNICAL messages, rubles, exclusive of VAT
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*

USING WAP TRAFFIC AT WAP ADDRESSES AGREED BETWEEN THE PARTIES

The CONTRACTOR'S fee for the SERVICES provided using WAP TRAFFIC at WAP ADDRESSES agreed between the PARTIES, as determined in relevant Supplementary Agreements to this Contract, taking into account all payments under this Contract, (Dkp) shall be calculated as follows: [●]*, where

[●]*

[●]*

[●]*

[●]*

[●]*

[●]*

[●]*

[●]*

[●]*

[●]*

[●]*

[●]*

[●]*

The fee is payable to the CONTRACTOR as applicable to WAP TRAFFIC at WAP ADDRESSES agreed between the PARTIES, as determined in relevant Supplementary Agreements to this Contract throughout the network during the ACCOUNTING PERIOD. The quantity of such WAP TRAFFIC shall be determined on the basis of the CUSTOMER'S certificate of WAP TRAFFIC.

8. USING USSD MESSAGES The CONTRACTOR'S fee for provided SERVICES taking into account all payments under this Contract (Dkp) shall be calculated as follows: [●]*, where [●]* [●]* [●]*

9. USING CONTENT TRAFFIC AT URL ADDRESSES AND IP ADDRESSES AGREED BETWEEN THE PARTIES

9.1. In case of provision of the SERVICE CONTENT BY CLICK at the standard cost of GPRS traffic on branded portals of the CUSTOMER, the CONTRACTOR'S fee for the provided SERVICES CONTENT BY CLICK at the standard cost of GPRS-traffic на on branded portals of the CUSTOMER (Dkp) shall be calculated by the formula: [●]*, where

[●]*

[●]*

[●]*

Table 4.
Content type	Kkp
"Heavy" loaded content (java applications, mр3 melodies, video clips, real tones and music clips in the format mp3, AMR, WAV etc.; topics)	[●]*
"Light" loaded content (pictures and logotypes; screensavers; call melodies in the formats midi, EMS), textual information and entertainment content	[●]*

9.2. In case of provision of the SERVICE CONTENT BY CLICK at the zero cost of GPRS traffic on branded portals of the CUSTOMER, the CONTRACTOR'S fee for the provided SERVICES CONTENT BY CLICK at the zero cost of GPRS traffic on branded portals of the CUSTOMER (Dkp) shall be calculated by the formula: [●]*, where

[●]* [●]* [●]*

* Omitted pursuant to request for confidential treatment.

Table5
Dtot (mln rubles excluding VAT)	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*
Kkp	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*

[●]* [●]*
9.4. At provision of the SERVICES CONTENT BY CLICK at the zero cost of GPRS traffic on branded portals of the Customer.
The CONTRACTOR'S fee for the provided SERVICES CONTENT BY CLICK at the zero cost of GPRS traffic on branded portals of the CUSTOMER (Dkp) shall be calculated as follows: [●]*, where
[●]* [●]*
[●]*
10. USING GPRS TRAFFIC AT URL ADDRESSES and IP ADDRESSES AGREED BETWEEN THE PARTIES
10.1. At provision of the SERVICES CONTENT BY TRAFFIC at the premium cost of GPRS traffic on branded portals of the Customer.
The CONTRACTOR'S fee for the SERVICES of provision of SUBSCRIBERS with access to the SERVICE CONTENT BY TRAFFIC at the premium cost of GPRS traffic (Dkp) shall be calculated as follows: [●]*, where
[●]*
[●]*
[●]*
10.2. At provision of the SERVICES CONTENT BY TRAFFIC at the premium cost of GPRS traffic.
The CONTRACTOR'S fee for the SERVICES of provision of subscribers with access to the SERVICE CONTENT BY TRAFFIC at the premium cost of GPRS traffic (Dkp) shall be calculated by the formula: [●]*, where
[●]*
[●]*
[●]*
10.3. At provision of the SERVICES CONTENT BY TRAFFIC using access over Internet-GPRS at the standard cost at URL/IP addresses placed on branded portals of the CUSTOMER.
The CONTRACTOR'S fee for the SERVICES of provision of SUBSCRIBERS with access to the SERVICE CONTENT BY TRAFFIC with access by GPRS traffic (Dkp) shall be calculated by the formula: [●]*, where
[●]*
[●]*
[●]*

* Omitted pursuant to request for confidential treatment.

10.4. At provision of the SERVICES CONTENT BY TRAFFIC using access by Internet-GPRS at the standard cost at URL/IP addresses placed on branded portals of the MTS.
The CONTRACTOR'S fee for the SERVICES of provision of SUBSCRIBER with access to the SERVICE CONTENT BY TRAFFIC with access by Internet-GPRS (Dkp) shall be calculated by the formula: [●]*, where

Table 9.
Vtot (‘000 Mb)	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*
Kkp	[●]*	[●]*	[●]*	[●]*	[●]*	[●]*

[●]*
[●]*
[●]*
11. The fee payable to the CONTRACTOR as applicable to CLICK TRAFFIC and GPRS TRAFFIC shall be paid on the basis of the total amount of CLICK TRAFFIC and GPRS TRAFFIC paid by SUBSCRIBERS at URL ADDRESSES and IP ADDRESSES agreed between the PARTIES, as determined in relevant Supplementary Agreements to this Contract, throughout the network during the ACCOUNTING PERIOD. The amount of such CLICK TRAFFIC and GPRS TRAFFIC shall be determined upon the Customer's certificate on CLICK TRAFFIC and GPRS TRAFFIC.
12. The formula for accounting of SUBSCRIBERS claims

If the Customer receives during the ACCOUNTING PERIOD any written claims from SUBSCRIBERS for a SERVICE NUMBER, and the fault of the CONTRACTOR is established, according to Clause 6.2. hereof, (hereinafter referred to as the "Claims") and the number of such claims exceeds the maximum permissible number of claims (Ncsmax), the CONTRACTOR'S fee for the provided SERVICES (Dkpsf) shall be calculated as follows: [●]*, where

[●]*

[●]*

[●]*
[●]* [●]*
[●]*

5. This Supplementary Agreement is executed in 2 (two) counterparts having the same legal force. In all matters not covered by this Supplementary Agreement, the Parties shall be guided by Contract No. D0811373 dated July 1, 2008.

6. This Supplementary Agreement shall govern relations between the Parties since June 1, 2011.

On behalf of the CONTRACTOR	On behalf of the CUSTOMER

General Director of RM-INVEST Limited Liability Company	Director of the Product and Service Development Department Mobile TeleSystems Open Joint-Stock Company

/signed/ Ts.H. Katsaev /Seal: RM-INVEST Limited Liability Company/	/signed/ P.B. Roytberg /Seal: Mobile TeleSystems Open Joint-Stock Company/

* Omitted pursuant to request for confidential treatment.

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Section 1 of this Supplementary Agreement. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Supplementary Agreement No. 31 to Agreement No. D0811373 dated July 01, 2008
Moscow, September 01, 2011

Mobile TeleSystems Open Joint Stock Company hereinafter referred to as the “CUSTOMER”, represented by the Director of Internet-Services Development Pavel Borisovich Roytberg, acting on the basis of Power of Attorney No. 0569/10 dated 13.07.2010, on the one part, and RM-INVEST Limited Liability Company, hereinafter referred to as the “CONTRACTOR”, represented by the Director General Tsakhay Khayrullayevich Katsaev, acting on the basis of the Articles of Association, on the other part, hereinafter collectively referred to as the “PARTIES”, made and signed this Supplementary Agreement as follows:

1. Clause 2 of Appendix 1 to Agreement No. D0811373 dated July 01, 2008 (hereinafter referred to as the “Agreement”) shall be amended as follows:
“2. USING SMS MESSAGES
The CONTRACTOR’s remuneration for the services provided including all payments specified by this Agreement (Dkp) shall be calculated using the following formula: [●]*, where

Table 2
Dtotal (mln/rubles, excluding VAT)	Кkp
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*
[●]*	[●]*

[●]*
[●]*
[●]*
[●]*
[●]*

2. This Supplementary Agreement is made and executed in 2 (two) equally authentic copies. On all matters not provided for by this Supplementary Agreement the PARTIES shall be governed by the Agreement No. D0811373 dated July 01, 2008.

3. This Supplementary Agreement shall cover the relations between the PARTIES which arose since September 01, 2011.

* Omitted pursuant to request for confidential treatment.

On behalf of the CONTRACTOR	On behalf of the CUSTOMER

Director General	Director of Internet-Services Development
of RM-INVEST Limited Liability Company	of Mobile TeleSystems Open Joint-Stock Company

/Signature/ Ts.Kh. Katsaev	/Signature/ P.B. Roytberg
/Seal: RM-INVEST Limited Liability Company, RM-INVEST LLC, For agreements, official letters, acts, invoices, RM-INVEST /	/Seal: Registered in seal register 02010003877, Mobile TeleSystems Open Joint-Stock Company, Primary State Registration Number (OGRN) 1027700149124, Moscow, MTS/

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Sections 10, 11 and 13 of this Supplementary Agreement. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Supplementary Agreement No. 56 to Contract No. D0811373 dated July 1, 2008

Moscow, July 1, 2012

Mobile TeleSystems Open Joint-Stock Company, hereinafter referred to as the "CUSTOMER" represented by the temporary acting Director of the Product and Service Development Department Maksim Vladimirovich Marasanov acting under Power of Attorney No.106/12 dated 01.07.2012, on the one part, and RM-INVEST Limited Liability Company, hereinafter referred to as the "CONTRACTOR", represented by the General Director Tsahay Khayrullaevitch Katsaev acting on the basis of the Articles of Association, on the other part, hereinafter collectively referred to as the "PARTIES", have executed this Supplementary Agreement to Contract No.D0811373 dated July 1, 2008 (hereinafter referred to as the "Supplementary Agreement", "Contract", respectively) to the following effect:

1. To supplement Section 1 of the Contract with Clauses 1.47, 1.48 as follows:
"1.47. "IDENTIFIER" – a fourteen-digit code identifying the SERVICE or access to the SERVICE used to charge the cost of access to the SERVICE from the SUBSCRIBER".
1.48. "TRAFFIC OF THE IDENTIFIER" – the volume of access to the service paid by SUBSCRIBERS during the ACCOUNTING PERIOD rated using the IDENTIFIER, designated in units and other measurement units."

2. To state Clause 1.17. of the Contract as follows:
"1.17. "PAID TRAFFIC" – TOTAL TRAFFIC other than TECHNICAL messages, TRAFFIC OF THE IDENTIFIER, less UNPAID TRAFFIC and taking into account LOAD PAID FOR BY SUBSCRIBERS FOR PREVIOUSLY UNPAID TRAFFIC."

3. To state Clause 2.6 of the Contract as follows:
"2.6. Payment of the fee to the CONTRACTOR for each type of REQUESTS shall be made for the PAID TRAFFIC, TRAFFIC OF THE IDENTIFIER, to be determined upon the certificate of the CUSTOMER according to Clause 3.2.5 of this Contract."

4. To state Clause 3.1.14 of the Contract as follows:

"3.1.14. Not later than 10 (ten) business days prior to the date of start of the CONTRACTOR'S SET OF SERVICES, to provide the CUSTOMER with description of the CONTRACTOR'S service. The description of the CONTRACTOR'S SET OF SERVICES provided using the IDENTIFIER shall contain information on the used IDENTIFIER. If the CONTRACTOR'S SET OF SERVICES provided under the SERVICE NUMBER or using the IDENTIFIER changes, the CONTRACTOR agrees, not later than 10 (ten) business days prior to the date of the proposed change, send to the CUSTOMER a new description of the CONTRACTOR'S SET OF SERVICES. Within 5 (five) business days after receipt from the CONTRACTOR of the description of the CONTRACTOR'S service the CUSTOMER agrees to approve such description or issue a reasoned refusal to approve. The CONTRACTOR obliges not to start the CONTRACTOR'S SET OF SERVICES until receipt of the relevant written approval from the CUSTOMER."

5. To state Clause 3.2.5 of the Contract as follows:

"3.2.5. On the monthly basis not later than 10 (ten) business days after termination of the ACCOUNTING PERIOD to deliver to the CONTRACTOR a certificate containing data on TOTAL TRAFFIC, TRAFFIC OF THE IDENTIFIER, PAID TRAFFIC, UNPAID TRAFFIC, LOAD PAID BY SUBSCRIBERS FOR PREVIOUSLY UNPAID TRAFFIC, the number of TECHNICAL messages, CONNECTION FEE, RATING CHANGE FEE, ROUTING CHANGE FEE, amount of adjustment due to claims from SUBSCRIBERS, according to the form given in Appendix A to this Contract."

6. To state Clause 5.11 of the Contract as follows:

"5.11. In case of excess of the maximum permissible number of claims from SUBSCRIBERS for the SERVICE NUMBER and/or IDENTIFIER the number of written claims received within the ACCOUNTING PERIOD shall be specified in the certificate of the CUSTOMER (Clause 3.2.5. of the Contract). The volume and cost of provided SERVICES shall be calculated by the CONTRACTOR according to Clause 5.12 of this Contract using the formula of accounting for claims of SUBSCRIBERS, as determined in Appendix No.1 to this Contract."

7. To state clause 5.17 of the Contract as follows:
"5.17. In case of disagreements due to differences in the PARTIES' data on the number of written claims from SUBSCRIBERS, when the fault of the CONTRACTOR is recognized according to clause 6.2. hereof, the PARTIES will determine the amount of deviation in the amount of the CONTRACTOR'S fee determined taking into account data on the number of such claims. If the amount of deviation in the amount of the CONTRACTOR'S fee determined taking into account data on the number of such claims for the SERVICE NUMBER/IDENTIFIER in the ACCOUNTING PERIOD does not exceed 5% (five percent) of the amount of the CONTRACTOR'S fee determined taking into account the CUSTOMER'S data on the number of such claims for the SERVICE NUMBER over the ACCOUNTING PERIOD, mutual settlements shall be performed on the basis of the CUSTOMER'S data. If the amount of deviation in the amount of the CONTRACTOR'S fee determined taking into account data on the number of such claims for the SERVICE NUMBER/IDENTIFIER in the ACCOUNTING PERIOD exceeds 5% (five percent) of the amount of the CONTRACTOR'S fee determined taking into account the CUSTOMER'S data on the number of such claims for the SERVICE NUMBER over the ACCOUNTING PERIOD and is at least equal to 10,000 (ten thousand) rubles plus the value added tax, the CONTRACTOR may initiate proceedings in accordance with Clause 5.12. hereof.

8. To supplement Section 5 of the Contract with Clause 5.22 as follows:
"5.22. In case of disagreements between the PARTIES as regard to TRAFFIC OF THE IDENTIFIER, the PARTIES will determine the amount of such deviation in data on the TRAFFIC OF THE IDENTIFIER. If the amount of the deviation in presented data on the TRAFFIC OF THE IDENTIFIER of the CONTRACTOR on provided SERVICES over the ACCOUNTING PERIOD does not exceed 5% (five percent) of data on the TRAFFIC OF THE IDENTIFIER of the CUSTOMER, mutual settlements shall be performed on the basis of the CUSTOMER'S data. If the amount of the deviation in presented data on the TRAFFIC OF THE IDENTIFIER of the CONTRACTOR on provided SERVICES over the ACCOUNTING PERIOD exceeds 5% (five percent) of data on the TOTAL TRAFFIC of the CUSTOMER and is less than 10,000 (ten thousand) rubles plus the value added tax, then the CONTRACTOR is entitled to initiate proceedings pursuant to Clause 5.12. hereof."

9. To state Clause 4 of Appendix No.1 to the Contract as follows:
"4. The CONTRACTOR'S fee for each type of REQUESTS shall be paid upon PAID TRAFFIC, TRAFFIC OF THE IDENTIFIER, to be determined on the basis of the CUSTOMER'S certificate pursuant to Clause 3.2.5 of the Contract."

10. To state Clause 12 of Appendix No.1 to the Contract as follows: "12. Formula of accounting of SUBSCRIBERS’ claims
а) If the CUSTOMER receives in the ACCOUNTING PERIOD written claims from SUBSCRIBERS for the SERVICE NUMBER, and the fault of the CONTRACTOR is recognized for such claims according to Clause 6.2 of the Contract (hereinafter referred to as the "Claims"), and the number of Claims exceeds the maximum permissible number of Claims (Ncsmax), the CONTRACTOR'S fee for the provided services (Dkpf) shall be calculated as follows: [●]*, where
[●]*
[●]*
[●]*
[●]*
[●]*
[●]*
11. To supplement Appendix No.1 to the Contract with Clause 13 as follows: "13. USING IDENTIFIERS
The fee of the CONTRACTOR for SERVICES provided using IDENTIFIERS taking into account all payments under the Contract (Dkp) shall be calculated by the formula: [●]*, where
[●]*
[●]*

12. To state Appendix A to the Contract as follows:
"Form of the Certificate of the CUSTOMER
000 ""
Under Contract No.
dated
CERTIFICATE No.
The aggregate number of orders for services by SUBSCRIBERS of MTS OJSC in 20 :

Service number /Identifier	Paid traffic (units, minutes)/ Identifier's traffic (units, rubles)	Т.О./Т. (units, minutes)	Total traffic (units, minutes.)	Unpaid traffic (units, minutes)	Loan paid by SUBSCRIBERS for previously unpaid traffic (units, minutes)	Period (months)

* Omitted pursuant to request for confidential treatment.

MTS OJSC provided services of technical support with numbering at the amount:

Service number	Connection fee (rubles, exclusive of VAT)	Rating change fee (rubles, exclusive of VAT)	Routing change fee (rubles, exclusive of VAT)	Amount of indemnification of loss relating to claims of SUBSCRIBERS (rubles, exclusive of VAT)	Period (months)

Director

Data are given correct /full name of the responsible employee

"

13. For the purpose of provision of services using IDENTIFIERS, the CUSTOMER provides the CONTRACTOR with the following list of IDENTIFIERS:

IDENTIFIER where x * any digit from 0 to 9	Cost of access to the service for the SUBSCRIBER, rubles		Period of rating of access to the service for the SUBSCRIBER, calendar days
	exclusive of VAT	plus VAT
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*

* Omitted pursuant to request for confidential treatment. The information in this table continues for an additional 16 pages, all of which pages have been omitted pursuant to the request for confidential treatment.

14. COST OF SERVICES
14.1 The cost of access to the SERVICE for a SUBSCRIBER shall be determined by the CUSTOMER upon agreement with the CONTRACTOR pursuant to Clause 13 of this Supplementary Agreement.
14.2 The cost of access to the SERVICE shall be charged by the CUSTOMER to the SUBSCRIBER according to the period of rating of access to the SERVICE for the SUBSCRIBER pursuant to Clause 13 of this Supplementary Agreement.
14.3 The CUSTOMER will pay the fee to the CONTRACTOR for provision of the SERVICE using IDENTIFIERS according to Clause 14.4 of this Supplementary Agreement in accordance with the procedure specified in Section 5 of the Contract.
14.4 The ratio used for calculation of the CONTRACTOR'S fee for provision of SERVICES to SUBSCRIBERS using IDENTIFIERS specified in Clause 13 of this Supplementary Agreement shall be 0.5.
15. This Supplementary Agreement is made and executed in 2 (two) counterparts having the same legal force. In all matters not covered by this Supplementary Agreement the PARTIES shall be guided by the terms and conditions of the Contract.
16. This Supplementary Agreement shall apply to relations between the PARTIES since June 1, 2012.

On behalf of the CONTRACTOR	On behalf of the CUSTOMER

General Director of RM-INVEST Limited Liability Company	Acting as the Director of the Product and Service Development Department Mobile TeleSystems Open Joint-Stock Company

/signed/ Ts.H. Katsaev /Seal: RM-INVEST Limited Liability Company/	/signed/ M.V. Marasanov /Seal: Mobile TeleSystems Open Joint-Stock Company/